EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with Amendment No. 1 to the Quarterly Report of Aaron Rents, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Amendment”), I, Gilbert L. Danielson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Amendment fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 24, 2008	/s/ Gilbert L. Danielson
Gilbert L. Danielson
Chief Financial Officer

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